UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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___ Preliminary Proxy Statement                                                                                                  ___ Confidential, For Use by the Commission Only (as                                                                                                                                                              permitted by Rule 14a-6(e)(2))

_X_ Definitive Proxy Statement

___ Definitive Additional Materials

___ Soliciting Material Under Rule 14a-12

MASTER INVESTMENT PORTFOLIO

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Notes:

IMPORTANT NOTICE: Please vote using the
Enclosed Proxy Ballot as soon as possible

For your convenience, you may vote by any one of three methods:

- By Mail—Mark, sign, date and return the enclosed Proxy Ballot in       the enclosed postage-paid envelope;

- By Touchtone Phone—Call the toll-free number on the enclosed         Proxy Ballot and have the 12-digit CONTROL NUMBER set forth          on the Proxy Ballot available when you call. A confirmation of your           telephonic vote will be sent to you; or

- Via the Internet – Logon to www.proxyvote.com. Enter the            12-digit CONTROL NUMBER set forth on the Proxy Ballot and            follow the simple instructions on the website.

If you have any questions, please call Georgeson Shareholder Communications, Inc., the proxy solicitor, at 1-888-876-2823

MASTER INVESTMENT PORTFOLIO
111 Center Street
Little Rock, Arkansas 72201

September 20, 2001

To Our Interestholders:

    On behalf of the Board of Trustees of Master Investment Portfolio (the "Trust"), I cordially invite you to attend the Annual Meeting of Interestholders (the "Meeting"). The Meeting will be held at 11:00 a.m. (Central time) on Friday, November 16, 2001, at the principal executive offices of the Trust, 111 Center Street, Little Rock, Arkansas 72201. The formal notice of the Meeting is included with these materials.

    Whether or not you are able to attend the Meeting, it is important that your views be represented. To be sure that happens, please sign and date the enclosed proxy ballot and return it in the envelope provided. In addition, if you plan to attend the Meeting, please check the appropriate box on the proxy ballot.

Very truly yours,

Master Investment Portfolio

R. Greg Feltus
President

MASTER INVESTMENT PORTFOLIO
111 Center Street
Little Rock, Arkansas 72201

September 20, 2001

To Our Interestholders:

    PLEASE TAKE NOTE that the ANNUAL MEETING OF INTERESTHOLDERS (the "Meeting") of Master Investment Portfolio (the "Trust") will be held on Friday, November 16, 2001, at 11:00 a.m. (Central time) at the principal office of the Trust, 111 Center Street, Little Rock, Arkansas 72201.

    The Trust, a Delaware business trust, currently consists of the following thirteen series: the Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios (the "Master Portfolios"). The accompanying Proxy Statement relates to all Master Portfolios of the Trust.

    The Meeting is called for the following purposes:

(1) To elect the Trustees of the Trust, each of whom will serve until his    or her successor is elected and qualified;

(2) To approve converting certain Master Portfolios’ investment              objectives from fundamental to non-fundamental;

(3) To approve changing the benchmark index that the Bond Index         Master Portfolio tracks from the Lehman Brothers                            Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Master Portfolio’s investment objective;

(4) To approve changing the asset allocation model of the LifePath Master Portfolios to increase the "normal" equity allocation percentage for each LifePath Master Portfolio that has reached its time horizon;

(5) To approve amending certain Master Portfolios’ fundamental investment policies and converting certain others to non-fundamental investment policies; and

(6) To transact such other business as may properly come before the meeting.

        Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting and each of the above proposals.

        You may vote at the Meeting if you are the record owner of interests in the Master Portfolios as of the close of business on September 7, 2001. If you attend the Meeting you may vote your interests in person. Even if you do not attend the Meeting, you may vote by proxy in one of three ways:

- By Mail—Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;

- By Touchtone Phone—Call the toll-free number on the enclosed Proxy Ballot and have the 12-digit CONTROL NUMBER set forth on the Proxy Ballot available when you call. A confirmation of your telephonic vote will be sent to you; or

- Via the Internet – Logon to www.proxyvote.com. Enter the 12-digit CONTROL NUMBER set forth on the Proxy Ballot and follow the simple instructions on the website.

        Each Master Portfolio will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to an interestholder upon request. Any such request should be directed to the respective Master Portfolio by calling 1-888-204-3956 or by writing to the respective Master Portfolio at 111 Center Street, Little Rock, AR 72201.

        Your vote is very important. Whether or not you plan to attend the meeting in person, please mark, sign, date and return the enclosed Proxy Ballot today in the enclosed postage-paid envelope. Signed but unmarked Proxy Ballots will be counted in determining whether a quorum is present and will be voted in favor of each proposal.

        If you have any questions, please call Georgeson Shareholder Communications, Inc., the proxy solicitor, at 1-888-876-2823.

By Order of the Board of Trustees,

Richard H. Blank, Jr.
Secretary

September 20, 2001

PROXY STATEMENT

September 20, 2001

Master Investment Portfolio
111 Center Street
Little Rock, Arkansas 72201

            This Proxy Statement is being furnished to interestholders of each master portfolio of Master Investment Portfolio (the "Trust" or "MIP") in connection with the solicitation of proxies by the Board of Trustees of the Trust (the "Board"), for an Annual Meeting of Interestholders of the Trust (the "Meeting") to be held at the principal office of the Trust, 111 Center Street, Little Rock, Arkansas 72201, on Friday, November 16, 2001, beginning at 11:00 a.m. (Central time).

            The following table summarizes the proposals to be presented at the Meeting. The Board is soliciting the interestholders of each master portfolio of the Trust with respect to the proposals relevant to those interestholders. The Trust, a Delaware business trust, currently consists of the following thirteen Master Portfolios: the Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income (formerly LifePath 2000), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios (the "Master Portfolios"). This Proxy Statement relates to all Master Portfolios of the Trust.

PROPOSALS
#1 -- Electing Trustees
#2 -- Converting the investment objective of certain Master Portfolios from fundamental to non-fundamental
#3 -- Changing the benchmark index that the Bond Index Master Portfolio tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Master Portfolio’s investment objective
#4 -- Changing the asset allocation model of the LifePath Master Portfolios to increase the "normal" equity allocation percentage for each LifePath Master Portfolio that has reached its time horizon
#5 -- Amending certain Master Portfolios’ fundamental investment policies and converting certain others to non-fundamental investment policies

        The Board plans to begin sending this Proxy Statement, the attached notice of meeting and the enclosed proxy ballot on or about September 21, 2001 to all interestholders entitled to vote. Interestholders who owned interests in any Master Portfolio at the close of business on September 7, 2001 (the "Record Date"), are entitled to vote at the Meeting. You will find the dollar value of interests outstanding for each Master Portfolio in Appendix A.

        It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety; the explanations will help you to decide on the issues.

        Each Master Portfolio will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to an interestholder upon request. Any such request should be directed to the respective Master Portfolio by calling 1-888-204-3956 or by writing to the respective Master Portfolio at 111 Center Street, Little Rock, AR 72201.

Table of Contents

I. Introductory Questions and Answers                                                                                                  4

II. General Voting Information                                                                                                              5

III. Proposals for Interestholder Approval                                                                                              7

- Proposal 1: Electing Trustees                                                                               7

- Proposal 2: Converting the Investment Objective of Your Master Portfolio(s) from Fundamental to Non-fundamental                                                                           11

- Proposal 3: Changing the Benchmark Index that the Bond Index Master Portfolio Tracks by Changing the Investment Objective                                                        12

- Proposal 4: Changing the Asset Allocation Model of the LifePath Master Portfolios to Increase the "Normal" Equity Allocation Percentage                                                16

- Proposal 5: Amending Certain Master Portfolios’ Fundamental Investment Policies and Converting Certain Others to Non-Fundamental Investment Policies                                                                                                                               17

IV. General Information                                                                                                                        26

Appendix A                                                                                                                                        A-1

Appendix B                                                                                                                                        B-1

Appendix C                                                                                                                                       C-1

I.    Introductory Questions and Answers.

Why am I being asked to vote?

Mutual funds are required to obtain interestholders’ votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?

(1) All interestholders are being asked to elect the Trustees of the Trust    (Proposal 1);

(2) Interestholders in the Asset Allocation, Bond Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market and S&P 500 Index Master Portfolios are being asked to approve converting each Master Portfolio’s investment objective from a fundamental to a non-fundamental objective (Proposal 2);

(3) Interestholders in the Bond Index Master Portfolio are being asked to approve changing the benchmark index that the Master Portfolio tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Master Portfolio’s investment objective (Proposal 3);

(4) Interestholders in the LifePath Income and LifePath 2010 Master Portfolios are being asked to approve changing the asset allocation model of the Master Portfolios to increase the "normal" equity allocation percentage for each Master Portfolio that has reached its time horizon (Proposal 4);

(5) Interestholders in all the Master Portfolios, except the Russell 2000 Index Master Portfolio, are being asked to approve amending each Master Portfolio’s fundamental investment policies and converting certain other of the Master Portfolio’s fundamental investment policies to non-fundamental investment policies (Proposal 5).

How does the Board recommend that I vote?

        The Board recommends that you vote "FOR" all the proposals on the proxy ballot.

How do I vote?

        If you attend the Meeting you may vote your shares in person. Even if you do not attend the Meeting, you may vote by proxy in any of three ways:

-By Mail—Mark, sign, date and return the enclosed Proxy Ballot in the                   enclosed postage-paid envelope;

- By Touchtone Phone—Call the toll-free number on the enclosed Proxy Ballot          and have the 12-digit CONTROL NUMBER set forth on the Proxy Ballot            available when you call. A confirmation of your telephonic vote will be sent to            you; or

- Via the Internet – Logon to www.proxyvote.com. Enter the 12-digit                   CONTROL NUMBER set forth on the Proxy Ballot and follow the simple instructions on the website.

        If you have any questions, please call Georgeson Shareholder Communications, Inc., the proxy solicitor, at 1-888-876-2823.

II. General Voting Information.

Voting of Proxies.

        If you sign and do not revoke a proxy, your interests will be voted at the Meeting in the manner specified on the proxy. If you sign a proxy but do not make any specific choices, your proxy will be voted as recommended by the Board "FOR" each proposal. Votes will NOT be considered cast, however, if an abstention is indicated as such on a written proxy or ballot or directions are given in a written proxy to withhold votes.

Revocation of Proxies.

           Any interestholder giving a proxy may revoke it at any time before it is exercised by (i) submitting to the Trust a written notice of revocation, (ii) submitting to the Trust a subsequently executed proxy, (iii) attending the Meeting and voting in person, or (iv) notifying the Trust of revocation by calling the toll-free number on the Proxy Ballot. Abstentions and votes withheld (e.g., votes of interests that are based on feeder fund proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Meeting. Abstentions and votes withheld will have the effect of a vote against Proposals 2, 3, 4 and 5, and will not affect the vote on Proposal 1.

Quorum Requirements.

        A quorum of interestholders is necessary to hold a valid meeting. If interestholders entitled to vote at least thirty percent (30%) by dollar value of all interests outstanding of the Trust (for proposals that affect the Trust as a whole) or a Master Portfolio (for proposals that affect only one or more Master Portfolios), as appropriate, on the Record Date are present in person or by proxy, a quorum will exist.

Vote Necessary to Approve a Proposal.

        If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast is necessary to elect the Trustees (Proposal 1), which means that the seven nominees that receive the greatest number of votes will be elected to fill the seven Trustee seats being voted upon. Each vote may be cast for up to seven nominees.

        The affirmative vote of the holders of a "majority of the outstanding shares" (interests) of each Master Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve the changes relating to your Master Portfolio’s fundamental investment policies and investment objective (Proposals 2, 3 and 5). The 1940 Act defines a majority of the outstanding shares of a fund as the lesser of (a) the vote of the holders of 67% or more of the voting shares of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the fund.

        The affirmative vote of the holders of a majority (by dollar value) of LifePath Income and LifePath 2010 interests voted is required to approve Proposal 4.

Adjournments.

        In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve a proposal are not received, the duly appointed Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In case any such adjournment is proposed, the Proxies will vote those proxies which they are entitled to vote for the proposal in favor of adjournment, and will vote those proxies required to be voted against the proposal against adjournment. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called.

Special Master/Feeder Voting Considerations.

        Each Master Portfolio is a master fund in a master-feeder arrangement with one or more corresponding feeder funds that may seek the vote of their shareholders to approve substantially similar or identical proposals at the feeder level.  To the extent a proposal is approved by the interestholders at the master level but not approved by the shareholders at the feeder level, or vice-versa, the Board of the Trust will consider what action to take, including possibly not implementing the proposal.

III. Proposals for Interestholder Approval.

        The table below has been prepared to assist you in determining which proposals apply to the Master Portfolio(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Master Portfolio(s) you own.

Master Portfolio	Proposal #1	Proposal #2	Proposal #3	Proposal #4	Proposal #5
Asset Allocation LifePath 2020 LifePath 2030 LifePath 2040 Money Market S&P 500 Index	X	X			X
Bond Index	X	X	X		X
Extended Index International Index U.S. Equity Index	X				X
LifePath Income LifePath 2010	X	X		X	X
Russell 2000 Index	X

PROPOSAL 1 – ELECTING TRUSTEES

Nominees for Trustee.

        For the election of Trustees at the Meeting, the Board has approved the nomination of Mary G. F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong each to serve as Trustee until he or she resigns, retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong currently serve as Trustees of the Trust and as Directors of Barclays Global Investors Funds, Inc. ("BGIF"), a separate investment company. Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been Trustees of the Trust since its inception in 1993 and Mr. Soong was appointed as a Trustee by the Board on February 9, 2000. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons are being proposed for election as new Trustees to fill existing vacancies, and are not presently serving as Trustees. Mr. Lyons is currently serving as a Trustee of iShares Trust, which is another investment company advised by Barclays Global Fund Advisers ("BGFA"). Mr. Kranefuss is the Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A. ("BGI"), which is a co-administrator for the Master Portfolios. Ms. Bitterman is President and Chief Executive Officer of KQED, Inc. The election of Ms. Bitterman and Messrs. Kranefuss and Lyons would expand the size of the Board from four to seven members. No Trustee or nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Trustee or nominee have an interest materially adverse to the Trust.

        If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each Trustee.

Nominees Standing For Reelection
Name, Address and Age	Position(s)	Principal Occupation During Past Five Years
JACK S. EUPHRAT, 79 415 Walsh Road Atherton, CA 94027	Trustee	Private Investor.
W. RODNEY HUGHES, 74 31 Dellwood Court San Rafael, CA 94901	Trustee	Private Investor.
LEO SOONG, 55 Crystal Geyser Water Co. 55 Francisco Street, Suite 410 San Francisco, CA 94133	Trustee	Managing Director of Crystal Geyser Roxane Water Co.; Board Chair and Director of KQED, Inc. (until 1998); Co-Founder of Crystal Geyser Water Co.; President and Director of Crystal Geyser Water Co. (until 1999).
R. GREG FELTUS*, 50 Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Trustee, Chairman and President	Executive Vice President of Stephens Inc.; President of Stephens Insurance Services, Inc.; President of Investors Brokerage Insurance Inc.; and Manager of Private Client Group.

___________

*An "interested person" of the Trust as defined in the 1940 Act.

Nominees Not Presently Serving as Trustees
Name, Address and Age	Position	Principal Occupation During Past Five Years
MARY G. F. BITTERMAN, 57 KQED, Inc. 2601 Mariposa Street San Francisco, CA 94110	Trustee	President and Chief Executive Officer of KQED, Inc.; Director of Pacific Century Financial Corporation/Bank of Hawaii.
RICHARD K. LYONS, 40 350 Barrows Hall Haas School of Business Berkeley, CA 94720	Trustee	Professor, University of California, Berkeley: Haas School of Business; Member, Council on Foreign Relations; Director of Matthews International Funds; Director of iShares Trust.
LEE T. KRANEFUSS*, 39 45 Fremont Street San Francisco, CA 94105	Trustee	Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A.; The Boston Consulting Group (until 1997).

___________

*An "interested person" of the Trust as defined in the 1940 Act.

Board Meetings and Committees.

        The standing committees of the Board are the Audit Committee and the Nominating Committee.

        The current members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee’s primary responsibilities are:

- to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

- to review the results of the annual audits of the financial statements of each Master Portfolio;

- to interact with the Master Portfolios’ independent auditors on behalf of the full Board of Trustees.

        The current members of the Nominating Committees are Messrs. Hughes (Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the Board a slate of persons to be nominated for election as Trustees by the interestholders at each annual meeting of interestholders and a person to be elected to fill any vacancy occurring for any reason on the Board.

        The Nominating Committee will consider nominees recommended by an interestholder to serve as Trustee, provided (i) that such person was an interestholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

        The most recent fiscal year for the Asset Allocation, Bond Index, Extended Index, International Index, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios (the "Non-LifePath Master Portfolios") ended on December 31, 2000. During such fiscal year, the Board held four regular Board meetings. In addition, the Audit Committee held three meetings and the Nominating Committee held one meeting. The most recent fiscal year for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (the "LifePath Master Portfolios") ended on February 28, 2001. During such fiscal year the Board held four regular Board meetings. In addition, the Audit Committee held two meetings and the Nominating Committee held one meeting.

        All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during the fiscal year ended December 31, 2000 or February 28, 2001. Currently, 75% of the Board members are disinterested and, if the additional Board nominees are elected by interestholders, that percentage will decrease to approximately 70%.

Trustee Compensation.

        Trustees of the Trust are entitled to receive an annual retainer of $20,000 to be (i) allocated between the Trust and BGIF, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a Trustee only serves for a portion of a year. In addition, the Trust and BGIF pay each Trustee a combined fee of $1,000 for attendance at each meeting of the Boards of the Trust and BGIF, and a combined fee of $250 for attendance at each meeting of a committee of the Boards. Furthermore, each Trustee is entitled to be reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust, BGIF or any other investment company advised by BGFA (the "Fund Complex").

COMPENSATION TABLE

        The following table sets forth the compensation received by the Trustees for their services to the Trust and the Fund Complex during the most recent calendar year ended December 31, 2000.

Name and Position	Aggregate Compensation from the Trust	Total Compensation from the Fund Complex
Jack S. Euphrat Trustee	$12,500	$25,000
R. Greg Feltus Trustee	$ 0	$ 0
W. Rodney Hughes Trustee	$12,500	$25,000
Leo Soong* Trustee	$10,678	$21,357
Richard K. Lyons** Nominee for Trustee	$0	$41,000

__________________________

* Appointed to the Boards of the Trust and BGIF on February 9, 2000.

** Serves as Trustee for iShares Trust, a separate investment company advised by BGFA.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE "FOR" ALL NOMINEES

PROPOSAL 2 – CONVERTING THE INVESTMENT OBJECTIVE OF YOUR MASTER PORTFOLIO(S) FROM FUNDAMENTAL TO NON-FUNDAMENTAL

        The investment objectives of the ASSET ALLOCATION, BOND INDEX, LIFEPATH, MONEY MARKET and S&P 500 INDEX MASTER PORTFOLIOS currently are fundamental and require interestholder approval prior to any change. The Board recommends that you approve converting your Master Portfolio’s investment objective from fundamental to non-fundamental.  If interestholders approve converting the Master Portfolios’ investment objectives from fundamental to non-fundamental, the Board would have the flexibility to reword the investment objectives in a way that more clearly explains the objective that the Master Portfolio is pursuing. The Board’s flexibility would also extend to changing the substance of the investment objective or the strategies being pursued. For a listing of each Master Portfolio’s current investment objective, please see Appendix B.

        The Board expects that you will benefit from this proposed change because it will enable the Board to revise your Master Portfolio’s investment objective without incurring the time and costs associated with an interestholder vote. The Board believes that this approach provides the Board with the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry. Consistent with increasingly common industry practices, the investment objectives of the Portfolios established more recently – the Extended Index, International Index, Russell 2000 Index and U.S. Equity Index Master Portfolios – are already non-fundamental. Accordingly, this proposal does not relate to those Master Portfolios.

        In connection with the change of the Master Portfolios’ investment objectives from fundamental to non-fundamental, and as an example of the type of change that is most likely to occur from time to time, the Board has approved, subject to approval of this Proposal 2 by interestholders of the LifePath Income Master Portfolio, changing the wording of the Master Portfolio’s investment objective. The LifePath Master Portfolios generally seek to provide long-term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons, and this strategy would not change. However, the specific investment objective for the LifePath Income Master Portfolio currently reads as follows:

- LifePath Income Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) in the near future.

Subject to approval of this Proposal 2 by interestholders of the LifePath Income Master Portfolio, the Board has approved changing the wording of the LifePath Income Master Portfolio’s investment objective to read:

- The LifePath Income Master Portfolio is managed for investors seeking income and moderate long-term growth of capital.

        The Board does not anticipate that the change will result in a material change in the level of investment risk associated with investment in the LifePath Income Master Portfolio or the manner in which the Master Portfolio is managed. Because this change is not a substantive one, the Trust is not seeking interestholder approval separate and apart from the approval described in this Proposal 2. Accordingly, a vote "for" changing the investment objective of the LifePath Master Portfolio from fundamental to non-fundamental also will have the effect of a vote "for" changing the investment objective of the Master Portfolio in the non-materials fashion discussed above. In contrast, the Board is proposing substantively changing the Bond Index Master Portfolio’s investment objective, as discussed in detail under Proposal 3 below, and is seeking interestholder approval separate and apart from the approval described in this Proposal 2.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE "FOR" THIS PROPOSAL 2

PROPOSAL 3 – CHANGING THE BENCHMARK INDEX THAT THE BOND INDEX MASTER PORTFOLIO TRACKS BY CHANGING THE INVESTMENT OBJECTIVE

        The Bond Index Master Portfolio’s investment objective sets forth the benchmark index that the Master Portfolio tracks as the Lehman Brothers Government/Credit Bond Index (the "Government/Credit Bond Index"). It is proposed that the Master Portfolio’s benchmark index be changed to the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") by changing the investment objective. This Proposal 3 is independent of Proposal 2.

        The Board is proposing changing the investment objective and, in turn, the benchmark index because the Adviser believes such change may provide the Master Portfolio with: (a) improved diversification across multiple sectors; (b) an improved risk/return profile; (c) potentially improved tracking of the index; and (d) increased potential for new assets.

        (a) Improved Diversification. The Aggregate Bond Index is one of the most widely accepted benchmarks of bond market total return. It measures the total universe of investment-grade fixed income securities in the United States. In addition to the U.S. government, agency and corporate bonds that comprise the Government/Credit Bond Index, the Aggregate Bond Index includes mortgage-backed, asset-backed and commercial mortgage-backed securities, in each instance with maturities over 1 year. The Aggregate Bond Index includes over 6,000 issues – approximately 1,300 more than the Government/Credit Bond Index. On a capitalization weighted basis, the government/credit component represents only approximately 62% of the Aggregate Bond Index. The remaining 38% of the Aggregate Bond Index includes mortgage-backed securities (approximately 35%), asset-backed securities (approximately 1.9%) and commercial mortgage-backed securities (approximately 1.7%).

        An explanation of the types of bonds in the Aggregate Bond Index follows (the first two bullet points include types of bonds also in the Government/Credit Bond Index):

-                  U.S. government and agency bonds are obligations of the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Timely payment of principal and interest on U.S. Treasury bonds is always guaranteed by the full faith and credit of the U.S. government; many (but not all) agency bonds have the same guarantee.

-                  Corporate bonds are issued by businesses that want to borrow money for some purpose – often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. (Note: The Bond Index Master Portfolio currently invests, and expects to continue to invest, only in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond-rating agencies.)

-                 Mortgage-backed securities represent interests in underlying pools of mortgages. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association (GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC), often referred to as "Freddie Mac"; the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae"; and the Federal Housing Authority (FHA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; mortgage securities issued by other government agencies or private corporations are not. Although the Government/Credit Bond Index includes FNMA and FHLMC debt instruments, they do not include mortgage-backed FNMAs and FHLMCs. Commercial mortgage-backed securities are securities that are secured or backed by mortgage loans on commercial properties. (Note: If Proposal 3 is approved by interestholders, the Bond Index Master Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government.)

-                 Mortgage-backed securities risks – Investments in mortgage-backed securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment’s average life and yield.

-                 Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables. The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.

-                 Asset-backed securities risks – The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-backed securities risks" above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Master Portfolio generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience losses or delays in receiving payment.

        (b) Risk/Return Comparison. The Aggregate Bond Index has historically provided similar returns with less sensitivity to changes in interest rates than the Government/Credit Bond Index. The table below compares the performance of the Aggregate Bond Index with the Government/Credit Index for the 1, 3, 5 and 10 year periods ended June 30, 2001.

Average Annual Returns (As of June 30, 2001)
	Aggregate Bond Index	Government/Credit Bond Index
1 Year	11.23%	11.13%
3 Year	6.26%	5.99%
5 Year	7.48%	7.38%
10 Year	7.87%	7.93%

The Aggregate Bond Index typically has a shorter duration than the Government/Credit Bond Index. For example, as of March 31, 2001, the effective duration of the Aggregate Bond Index was 4.57 years versus 5.58 years for the Government/Credit Bond Index. Typically, a fund with a shorter duration will be less sensitive to interest rate changes than a fund with a longer duration. Furthermore, the Aggregate Bond Index has a lower percentage of its assets invested in corporate bonds, which means it has less exposure to the credit risks associated with such investments.

        (c) Potentially Improved Tracking. If this proposal is approved, the Bond Index Master Portfolio will continue to use the sampling techniques it currently uses to attempt to achieve the total return performance of the Aggregate Bond Index. The sampling techniques utilized by the Master Portfolio are expected to be effective means of substantially duplicating the investment performance of the index. Securities are selected for investment by the Bond Index Master Portfolio in accordance with their relative proportion of the index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. However, the Master Portfolio is not expected to track the Aggregate Bond Index with the same degree of accuracy that complete replication of the index would provide. Historically, the corporate bond sector has been the largest source of tracking error for the Bond Index Master Portfolio because of the large number of issues. If this proposal is approved, it is expected that the Bond Index Master Portfolio would reduce its investment in corporate bonds from approximately 41% to approximately 25% of its total assets (based on the composition of the Aggregate Bond Index as of March 31, 2001). The Master Portfolio would invest approximately 35% of its total assets in mortgaged-backed securities, which are not a component of the Government/Credit Bond Index. Mortgage-backed securities typically are more closely trackable than corporate bonds because of the limited number of issues and lower disparity of returns.

        (d) Increased Potential for Assets. The Aggregate Bond Index is a more widely used benchmark for investors than the Government/Credit Bond Index. Accordingly, there may be greater potential interest by investors in investing in a bond index fund that tracks the Aggregate Bond Index rather than the Government/Credit Bond Index, and the resulting increase in assets could potentially promote greater economies of scale.

        In order to implement the proposed change in the Master Portfolio’s benchmark index, the Board is proposing that the Master Portfolio’s investment objective be amended to reflect the new benchmark index. The Bond Index Master Portfolio currently has the following investment objective:

-         The Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Credit Bond Index.

The Board recommends that you approve changing the Bond Index Master Portfolio’s investment objective to read:

-         The Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index.

        If this Proposal 3 is approved by interestholders of the Bond Index Master Portfolio, it will be implemented regardless of whether Proposal 2 is approved by those same interestholders. Conversely, even if Proposal 2 is approved by the interestholders of the Bond Index Master Portfolio, this change will not be implemented unless Proposal 3 is also approved by those same interestholders.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE "FOR" THIS PROPOSAL 3

PROPOSAL 4 – CHANGING THE ASSET ALLOCATION MODEL OF THE LIFEPATH MASTER PORTFOLIOS TO INCREASE THE "NORMAL" EQUITY ALLOCATION PERCENTAGE

        Each LifePath Master Portfolio allocates its assets among different classes of investments depending on the time horizon of the specific Master Portfolio, according to an asset allocation model developed by BGFA. A Master Portfolio that has reached its time horizon normally invests a maximum of 20% of its assets in equity securities. BGFA’s investment professionals conduct ongoing research to evaluate the effectiveness of, and to enhance the asset allocation model and the model is continually refined. On August 21, 2001, BGFA proposed, and the Board of Trustees approved, a change in the asset allocation model that will increase the "normal" equity asset allocation percentage from 20% to approximately 35% for each LifePath Master Portfolio that has reached its time horizon. The proposed change represents a material increase in the equity exposure to, and risk characteristics of, the LifePath Master Portfolios that have reached their time horizons. Equity risk is the risk that the price of equity securities in which a Master Portfolio invests may decline. Generally, there is greater price volatility with equity securities as compared to debt securities or money market instruments.

        The Board approved this change in recognition of the fact that investors in the LifePath Master Portfolios that have reached their time horizons appear to have longer time horizons than originally anticipated, and investors in such Master Portfolios, in addition to income, may need more capital appreciation opportunities. This change also will make the asset allocation more consistent with pension plans that distribute benefits over time to retirees. The proposed change is designed to give flexibility to BGFA to invest such Master Portfolios’ assets in equity securities with the expectation of increasing potential returns and capital appreciation, and decreasing the possibility that shareholders will outlive their savings.

        Although your Board is not required to obtain shareholder approval to institute this change, the Board decided to submit this change to the shareholders of the LifePath Income and the LifePath 2010 Master Portfolios only for approval because the proposed change will materially increase the equity exposure of these LifePath Master Portfolios. Because the other LifePath Master Portfolios already may invest up to 100% of their assets in equity securities, this change is not expected to materially affect the asset composition or risk characteristics of these Master Portfolios for some time. This change will not be implemented for any LifePath Master Portfolio, however, unless shareholders of both the LifePath Income and the LifePath 2010 Master Portfolios approve it.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE "FOR" THIS PROPOSAL 4

PROPOSAL 5 – AMENDING CERTAIN MASTER PORTFOLIOS’ FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING CERTAIN OTHERS TO NON-FUNDAMENTAL INVESTMENT POLICIES

        The 1940 Act requires investment companies (such as the Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of BGFA, as the investment adviser to the Master Portfolios.

        Since the Trust was established in 1993, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, each Master Portfolio, with the exception of the recently established Russell 2000 Index Master Portfolio, continues to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Board of Trustees has authorized the submission to the Master Portfolios’ interestholders for their approval, and recommends that interestholders approve the amendment and/or reclassification of certain of the Master Portfolios’ fundamental policies.

        The proposed modifications would: (i) simplify, streamline, and create more flexibility under, as well as standardize, the fundamental policies that are required to be stated under the 1940 Act; and (ii) reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act.

        By reducing the number of policies that can be changed only by interestholder vote, the Board of Trustees believes that the Master Portfolios would be able to minimize the costs and delays associated with holding future interestholder meetings to revise fundamental policies that become outdated or inappropriate. The Board of Trustees also believes that the investment adviser’s ability to manage the Master Portfolios’ assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to legal, regulatory, market or technical changes. The proposed changes will not affect the Master Portfolios’ investment objectives. Although the proposed changes in the fundamental policies will allow the Master Portfolios greater flexibility to respond to investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Master Portfolios or the manner in which the Master Portfolios are managed.

        Each proposal will be voted on separately, and the approval of each proposal will require the approval of a majority of the outstanding voting interests in each Master Portfolio as defined in the 1940 Act. (See "General Voting Information" above.)

Comparison of the Current and Proposed Policies.

        The table below sets forth a side-by-side comparison of each Master Portfolio’s current and proposed fundamental investment policies. After each proposed policy is a commentary that describes the proposed policy and explains the significance of the proposed change to the Master Portfolios. The Board does not anticipate that approving these changes will result in a material change in the way the Trust operates the Master Portfolios at the present time.

current Fundamental INVESTMENT PolicY	PROPOSED FUndamental INVESTMENT PolicY
Proposal 5(A): Industry Concentration:

Non-LifePath Master Portfolios(1):
The Master Portfolio may not invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries and except that, in the case of each Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the stock portion of the Asset Allocation Master Portfolio, the Bond Index, Extended Index, International Index, S&P 500 Index and U.S. Equity Index Master Portfolios, any industry in which the index that each respective Master Portfolio tracks becomes concentrated to the same degree during the same period; (iii) in the case of the Money Market Master Portfolio and the money market portion of the Asset Allocation Master Portfolio, obligations of banks, to the extent that the U.S. Securities and Exchange Commission, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligation.

LifePath Master Portfolios:
The Master Portfolio may not invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

All Master Portfolios:
The Master Portfolio may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that: (a) the stock portion of the Asset Allocation Master Portfolio, the Bond Index, Extended Index, International Index, S&P 500 Index and U.S. Equity Index Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period, and (b) the Money Market Master Portfolio and the money market portion of the Asset Allocation Master Portfolio reserve the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff).

Commentary:
The Board recommends the amended investment policy for improved clarity and uniformity among the Trust’s Master Portfolios, while maintaining the Master Portfolio-specific exceptions to the industry concentration restriction that are necessary for certain Master Portfolios. In addition, the amended policy also clarifies that each Master Portfolio may invest in collateralized repurchase agreements without violating this restriction. With respect to investments in securities of other investment companies, only the U.S. Equity Index Master Portfolio currently invests in such securities and no other Master Portfolio has a current intention to invest in such securities. Investments in securities of other investment companies could subject a Master Portfolio to duplicate fees and expenses.

Proposal 5(B): Diversification

Non-LifePath Master Portfolios:
The Master Portfolio may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Master Portfolio’s total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

LifePath Master Portfolios:
The Master Portfolio may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

The Master Portfolio may not hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

All Master Portfolios:
The Master Portfolio may not purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Commentary:
The Board recommends the amended investment policy for improved clarity and uniformity among the Trust’s Master Portfolios. Applying the 10% of outstanding voting securities restrictions to 75%, rather than 100%, of the Master Portfolio’s total assets is consistent with industry practices and consistent with the 1940 Act’s definition of a "diversified" investment company. For the Non-LifePath Master Portfolios, this change would allow a Master Portfolio to own a greater ownership interest in a single issuer, which could cause the performance of the Master Portfolio to be tied more closely to the performance of such issuer. However, no Master Portfolio currently intends to invest its assets such that it would own 10% or more of the outstanding voting securities of any one issuer.

Proposal 5(C): Borrowing Money and

Proposal 5(D): Issuing Senior Securities

Non-LifePath Master Portfolios:
The Master Portfolio may not borrow money or issue senior securities as defined in the 1940 Act, except that the Master Portfolio may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

LifePath Master Portfolios:
The Master Portfolio may not borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Master Portfolio’s or Master Portfolio’s entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio as described in prospectus.

The Master Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in investment restriction nos. 3 and 5 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the Securities and Exchange Commission.

All Master Portfolios:
The Master Portfolio may not borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

Commentary:
The Board recommends the amended investment policy for improved clarity and uniformity among the Trust’s Master Portfolios. This policy provides the Master Portfolios with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding restrictions on borrowing money and issuing senior securities, without incurring the costs of soliciting an interestholder vote. The 1940 Act currently allows a Master Portfolio to borrow up to one-third the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. To the extent a Master Portfolio increases the amount it borrows, it would be subject to greater leverage risk, which is the risk that the increased assets available for investment would expose the Master Portfolio to greater market risk, interest rate risk and other risks. However, the Master Portfolios currently intend to borrow money only for temporary or emergency (not leveraging) purposes.

Proposal 5(E): Lending

Non-LifePath Master Portfolios:
The Master Portfolio may not make loans, except that the Master Portfolio may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

LifePath Master Portfolios:
The Master Portfolio may not make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Board of Trustees of the Trust.

All Master Portfolios:
The Master Portfolio may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Commentary:
The Board recommends the amended investment policy for improved clarity and uniformity among the Trust’s Master Portfolios. This policy provides the Master Portfolios with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding lending, without incurring the costs of soliciting an interestholder vote. In addition, the amended policy clarifies that lending securities and entering into repurchase transactions will not be considered a loan for purposes of any Master Portfolio’s application of this restriction. Currently, the 1940 Act and regulatory interpretations limit the percentage of a Master Portfolio’s securities that may be loaned to 33 1/3% of its total assets. It is unlikely that the Master Portfolios would lend money, except to the extent that the purchase of debt securities or similar evidences of indebtedness, or repurchase agreements could be considered a loan. To the extent that a Master Portfolio participates in certain lending transactions, there is a risk that the Master Portfolio, as lender, could experience a delay in obtaining prompt repayment of a loan.

Proposal 5(F): Underwriting

Non-LifePath Master Portfolios:
The Master Portfolio may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

LifePath Master Portfolios:
The Master Portfolio may not act as an underwriter of securities of other issuers, except to the extent the Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

All Master Portfolios:
The Master Portfolio may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

Commentary:
The Board recommends the amended investment policy for improved clarity and uniformity among the Trust’s Master Portfolios. In addition, the amended policy expands the exclusion from the underwriting restriction to include securities issued by non-diversified, open-end management investment companies, as well as securities issued by diversified, open-end management investment companies. The Master Portfolios currently do not intend to invest in securities of non-diversified investment companies.

Proposal 5(G): Investments in Real Estate

Non-LifePath Master Portfolios:
The Master Portfolio may not purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

LifePath Master Portfolios:
The Master Portfolio may not purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

All Master Portfolios:
The Master Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commentary:
The Board recommends the amended investment policy for improved clarity and uniformity among the Trust’s Master Portfolios.

Proposal 5(H): Investments in Commodities and Commodity Contracts

Non-LifePath Master Portfolios:
The Master Portfolio may not purchase commodities or commodity contracts (including futures contracts), except that the Master Portfolio may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Master Portfolios may enter into futures and options contracts in accordance with their respective investment policies.

LifePath Master Portfolios:
The Master Portfolio may not invest in commodities, except that each Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

All Master Portfolios:
The Master Portfolio may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Commentary:
The Board recommends the amended investment policy for improved clarity and uniformity among the Trust’s Master Portfolios. In addition, the amended policy clarifies that currency is not considered a commodity for purposes of this restriction.

Proposal 5(I): Convert Fundamental Policies of Master Portfolios to Non-Fundamental Policies

Non-LifePath Master Portfolios:
5(I)(i): The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

5(I)(ii): The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

Money Market Master Portfolio:
5(I)(iii): The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

5(I)(iv): The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

LifePath Master Portfolios:
5(I)(v): The Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

All Master Portfolios:
Convert to non-fundamental investment policies of the respective Master Portfolios.

Commentary:
Because these policies are no longer required to be fundamental, the Board recommends converting each of these fundamental investment policies to a non-fundamental investment policy of the respective Master Portfolios. This will give the Board the flexibility to change each of these investment policies in the future with only Board approval.

(1) The term "Non-LifePath Master Portfolios" refers to the Asset Allocation, Bond Index, Extended Index, International Index, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THESE PROPOSALS

IV. General Information

Other Business at the Meeting.

        The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. However, if any other matters come before the Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the proposals, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

        If you do not plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy ballot promptly. Even if you do plan to attend the Meeting, please so note where provided and return the proxy ballot promptly.

Future Interestholder Proposals.

        Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934 ("1934 Act"), investors may request inclusion in the Board’s proxy statement for future interestholder meetings certain proposals for action which they intend to introduce at such meeting. Any interestholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to interestholders. The submission of a proposal does not guarantee its inclusion in Trust’s proxy statement and is subject to limitations under the 1934 Act. Because the Trust does not hold regular meetings of interestholders, no anticipated date of the next meeting can be provided.

Executive Officers of the Trust.

        The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by Board and serves until his successor is chosen and qualified or until his resignation or removal by the Board.

Name, Address and Age	Position	Principal Occupation During Past Five Years
R. GREG FELTUS, 50 Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Trustee, Chairman and President	Executive Vice President of Stephens Inc.; President of Stephens Insurance Services, Inc.; President of Investors Brokerage Insurance Inc.; and Manager of Private Client Group.
RICHARD H. BLANK, Jr., 45 Stephens Inc. 111 Center Street, Suite 300 Little Rock, AR 72201	Chief Operating Officer, Secretary and Treasurer	Vice President of Stephens Inc.; Director of Stephens Sports Management Inc.; and Director of Capo Inc.

Ownership by the Trustees.

        As of December 31, 2000, Trustees of the Trust as a group beneficially owned less than 1% of the outstanding interests in the Trust.

Substantial Interestholders

        As of September 7, 2001, the interestholders identified below were known by the Trust to own 5% or more of the outstanding interests in each of the Master Portfolios listed below:

Name of Master Portfolio	Name and Address of Interestholder	Percentage of Master Portfolio
Asset Allocation Master Portfolio	Asset Allocation Fund Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, AR 72201	99%
Bond Index Master Portfolio	Vantagepoint Core Bond Index Fund 777 North Capital Street, NE, Suite 600 Washington, DC 20002	84%
	Bond Index Fund Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, AR 72201	15%
Extended Index Master Portfolio	MIP U.S. Equity Index Master Portfolio 111 Center Street Little Rock, AR 72201	64%
	Vantagepoint Mid/Small Company Index Fund 777 North Capital Street, NE, Suite 60 Washington, DC 20002	36%
International Index Master Portfolio	State Farm International Index Fund One State Farm Plaza Bloomington, IL 61791	45%
	Vantagepoint Overseas Equity Fund 777 North Capital St., N.E. Washington, D.C. 20002	45%
	E*Trade International Index Fund 4500 Bohannon Drive Menlo Park, CA 94025	8%
LifePath Income Master Portfolio	LifePath Income Portfolio Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, Arkansas 72201	87%
	NestEgg 2000 Fund American Independence Funds Trust P.O. Box 182498 Columbus, Ohio 43219	13%
LifePath 2010 Master Portfolio	LifePath 2010 Portfolio Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, Arkansas 72201	87%
	NestEgg 2010 Fund American Independence Funds Trust P.O. Box 182498 Columbus, Ohio 43219	13%
LifePath 2020 Master Portfolio	LifePath 2020 Portfolio Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, Arkansas 72201	93%
	NestEgg 2020 Fund American Independence Funds Trust P.O. Box 182498 Columbus, Ohio 43219	7%
LifePath 2030 Master Portfolio	LifePath 2030 Portfolio Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, Arkansas 72201	91%
	NestEgg 2030 Fund American Independence Funds Trust P.O. Box 182498 Columbus, Ohio 43219	9%
LifePath 2040 Master Portfolio	LifePath 2040 Portfolio Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, Arkansas 72201	89%
	NestEgg 2040 Fund American Independence Funds Trust P.O. Box 182498 Columbus, Ohio 43219	11%
Money Market Master Portfolio	BGIF Institutional Money Market Fund 111 Center Street Little Rock, AR 72201	32%
	RS Money Market Fund RS Investment Trust 388 Market Street San Francisco, CA 94111	21%
Money Market Master Portfolio (continued)	E*Trade Premier Money Market Fund 4500 Bohannon Drive Menlo Park, CA 94025	16%
	Hewitt Money Market Fund 100 Half Day Road Lincolnshire, IL 60069	9%
	PayPal Money Market Fund P.O. Box 50185 Palo Alto, CA 94303	9%
	BGIF Money Market Fund 111 Center Street Little Rock, AR 72201	7%
	Hewitt Institutional Money Market Fund 100 Half Day Road Lincolnshire, IL 60069	6%
Russell 2000 Index Master Portfolio	State Farm Russell 2000 Index Fund One State Farm Plaza Bloomington, IL 61710	90%
	E*Trade Russell 2000 Index Fund 4500 Bohannon Drive Menlo Park, CA 94025	10%
S&P 500 Index Master Portfolio	S&P 500 Stock Fund Barclays Global Investors Funds, Inc. 111 Center Street Little Rock, AR 72201	53%
	U.S. Equity Index Master Portfolio Master Investment Portfolio 111 Center Street Little Rock, AR 72201	14%
	Vantagepoint 500 Stock Fund 777 North Capital St., N.E. Suite 600 Washington, D.C. 20002	9%
	Strong Index 500 Fund P.O. Box 2936 Milwaukee, WI 53201	7%
	Diversified Investors Stock Index Fund 4 Manhattanville Rd. Purchase, NY 10577	6%
U.S. Equity Index Master Portfolio	Vantagepoint Broad Market Index Fund Vantagepoint Funds 777 North Capital Street, NE, Suite 600 Washington, D.C. 20002	99%

_______________

* As of the close of business on September 7, 2001, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Trust.

Investment Adviser

        BGFA serves as investment adviser to each Master Portfolio. The principal business address of BGFA is 45 Fremont Street, San Francisco CA 94105. BGFA is a wholly owned subsidiary of BGI. As of May 31, 2001, BGFA and its affiliates provided investment advisory services for approximately $785 billion of assets.

Other Service Providers

        Each Master Portfolio has entered into administration agreements between such Master Portfolio and BGI and Stephens Inc. (in such capacity, and collectively the "Co-Administrators"). BGI’s principal business address is 45 Fremont Street, San Francisco, California 94105.

        The principal address of Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201. Stephens Inc. also serves as the placement agent to each Master Portfolio.

        Independent Auditors. KPMG LLP ("KPMG"), Three Embarcadero Center, San Francisco, California 94111, served as independent accountants for the Trust from the Trust’s commencement of operations until May 31, 2001 when KPMG resigned as the Trust’s independent auditors. KPMG’s reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG’s resignation and from February 28, 2001 through the date of KPMG’s resignation, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from KPMG regarding the resignation is included as Appendix C.

        On August 21, 2001, the Audit Committee of the Board of Directors of the Trust, consisting of all the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) selected PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, as the new independent auditors for the Master Portfolios. The selection of PwC was approved by all the Trustees.

Solicitation of Proxies and Payment of Expenses

        Interestholders may vote by (1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) telephone, by calling the toll-free number on your Proxy Ballot; or (3) internet, by logging on to www.proxyvote.com and following the instructions on the website. Georgeson Shareholder Communications, Inc. ("GSC") has been retained by the Trust to assist in the solicitation of proxy votes for the proposals.

        The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by BGI in its capacity as co-administrator. Therefore, interestholders in the Master Portfolios will not incur any additional expenses as a result of this proxy solicitation. Interestholders that will be "passing-through" the votes of their own shareholders will be responsible for the costs associated with soliciting the vote of their own shareholders. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telefacsimile or other electronic means by officers of the Trust, personnel of BGFA or Stephens Inc., or an agent of the Trust, such as GSC.

        As the date approaches, certain interestholders in the Master Portfolios may receive a telephone call from a representative of GSC if their votes have not yet been received. Authorization to permit GSC to execute proxies may be submitted by telephonic instructions from interestholders of the Master Portfolios. Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the interestholder casting the vote is accurately determined and that the voting instructions of the interestholder are accurately determined. In all cases where a telephonic proxy is submitted, the GSC representatives are required to ask for each interestholder’s full name, address, social security or employer identification number, title (if the interestholder is authorized to act on behalf of an entity, such as a corporation), and the dollar value of interests owned, and to confirm that the interestholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to GSC by the Trust, then the GSC representative has the responsibility to explain the process, read the proposal on the proxy ballot, and ask for the interestholder’s instructions on the proposals.

        The GSC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to any interestholder how to vote, other than to read any recommendation set forth in the Proxy Statement or in any additional soliciting materials. GSC will record the interestholder’s instructions on the card. Within 72 hours, but in any event before the Meeting, the interestholder will be sent a letter or mailgram to confirm his or her vote and asking the interestholder to call GSC immediately if his or her instructions are not correctly reflected in the confirmation. If an interestholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the interestholder may still submit the proxy ballot originally sent with the Proxy Statement or attend in person. Should interestholders require additional information regarding the proxy or replacement proxy ballots, they may contact GSC toll-free at 1-888-876-2823. Any proxy given by an interestholder, whether in writing or by telephone, is revocable until voted at the Meeting.

INTERESTHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Richard H. Blank, Jr.
Secretary

Dated: September 20, 2001

APPENDIX A

MASTER INVESTMENT PORTFOLIO

The following list sets forth the dollar value of interests outstanding for each Master Portfolio as of September 7, 2001, the Record Date.

Master Portfolio	Dollar Value of Interests Outstanding as of 9/7/2001
Asset Allocation	$337,377,019
Bond Index	$513,126,015
Extended Index	$149,045,942
International Index	$89,097,009
LifePath Income	$38,753,844
LifePath 2010	$119,640,040
LifePath 2020	$339,759,608
LifePath 2030	$114,843,820
LifePath 2040	$92,519,076
Money Market	$1,047,849,789
Russell 2000 Index	$55,618,808
S&P 500 Index	$2,571,284,932
U.S. Equity Index	$466,792,166

APPENDIX B

Master Portfolio	Investment Objective
Asset Allocation	The Asset Allocation Master Portfolio seeks to maximize total return, consisting of capital appreciation and current income, without assuming undue risk.
Bond Index	The Bond Index Master Portfolio seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Credit Bond Index.
Extended Index	The Extended Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Wilshire 4500 Equity Index.
International Index	The International Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, Far East Free Index.
LifePath Income LifePath 2010 LifePath 2020 LifePath 2030 LifePath 2040	Each Master Portfolio seeks to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. Specifically:

- LifePath Income Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) in the near future.

- LifePath 2010 Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

- LifePath 2020 Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

- LifePath 2030 Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

- LifePath 2040 Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Money Market	The Money Market Master Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term investments.
Russell 2000 Index	The Russell 2000 Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index.
S&P 500 Stock	The S&P 500 Index Master Portfolio seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Stock Index.
U.S. Equity Index	The U.S. Equity Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Wilshire 5000 Equity Index.

APPENDIX C

[KPMG Letterhead]

Ladies and Gentlemen:

        We were previously principal accountants for Barclays Global Investors Funds, Inc. and Master Investment Portfolio and, under the date of February 9, 2001, we reported on the financial statements of Asset Allocation Fund, Bond Index Fund, Institutional Money Market Fund, Money Market Fund and S&P 500 Stock Fund, each a series of Barclays Global Investors Funds, Inc. and Asset Allocation Master Portfolio, Bond Index Master Portfolio, Extended Index Master Portfolio, International Index Master Portfolio, Money Market Master Portfolio, Russell 2000 Index Master Portfolio, S&P 500 Index Master Portfolio and U.S. Equity Index Master Portfolio, each a series of Master Investment Portfolio as of December 31, 2000 and for the year then ended, the ten-month period ended December 31, 1999 and for each of the years in the four-year period ended February 28, 1999.

        Under the date of April 13, 2001, we reported on the financial statements of LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, each a series of Barclays Global Investors Funds, Inc. and LifePath Income Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, each a series of Master Investment Portfolio as of February 28, 2001 and for each of the years in the four-year period then ended and for the period from March 26, 1996 to February 28, 1997.

        On May 31, 2001, we resigned. We have read the statements of Barclays Global Investors Funds, Inc. and Master Investment Portfolio (each, a "Company") included under the heading "Independent Auditors" in each Company’s proxy statement for the annual meeting of shareholders/interestholders to be held November 16, 2001, and we agree with such statements.

Very truly yours,

/s/ KPMG LLP

PROXY BALLOT

MASTER INVESTMENT PORTFOLIO
111 CENTER STREET
LITTLE ROCK, AR 77201

September 20, 2001

        By my signature below, I appoint R. Greg Feltus, Richard H. Blank, Jr. and Michael W. Nolte (officers of Master Investment Portfolio), as my proxies and attorneys to vote all interests in the portfolio identified below that I am entitled to vote at the Annual Meeting of Interestholders of Master Investment Portfolio (the "Trust") to be held at the principal office of the Trust, 111 Center Street, Little Rock, Arkansas 72201 on Friday, November 16, 2001 at 11:00 a.m. (Central time), and at any adjournments of the meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of the Annual Meeting of Interestholders and the combined Proxy Statement dated September 20, 2001.

        This proxy shall vote my interests according to my instructions given below with respect to the proposal. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the proposal. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

        You may vote this proxy in any of three ways:

- By Mail—Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;

- By Touchtone Phone—Call ______________ (toll-free) and have the 12-digit CONTROL NUMBER set forth on this Proxy Ballot available when you call. A confirmation of your telephonic vote will be sent to you; or

- Via the Internet – Logon to www.proxyvote.com. Enter the 12-digit CONTROL NUMBER set forth on this Proxy Ballot and follow the simple instructions on the website.

If you have any questions, please call Georgeson Shareholder Communications, Inc., the proxy solicitor, at 1-888-876-2823.

Master Portfolio	Proposal #1	Proposal #2	Proposal #3	Proposal #4	Proposal #5
Asset Allocation LifePath 2020 LifePath 2030 LifePath 2040 Money Market S&P 500 Index	X	X			X
Bond Index	X	X	X		X
Extended Index International Index U.S. Equity Index	X				X
LifePath Income LifePath 2010	X	X		X	X
Russell 2000 Index	X

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL.

PLEASE VOTE BY INDICATING THE PERCENTAGE OF YOUR INTERESTS THAT YOU ARE CASTING FOR EACH PROPOSAL IN THE APPROPRIATE BOX. FOR EACH ITEM, YOUR VOTE MUST TOTAL 100%.

FOR	WITHHOLD AUTHORITY
Proposal 1: Applicable to all Master Portfolios

To elect the following six nominees as Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

To vote 100% FOR all candidates, just check this box

or

To vote individually, indicate the percentage of your interests that you are casting for each nominee in the appropriate boxes:

(1) Mary G. F. Bitterman

(2) Jack S. Euphrat

(3) R. Greg Feltus

(4) W. Rodney Hughes

(5) Lee T. Kranefuss

(6) Richard K. Lyons

(7) Leo Soong
[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ] [ ]

FOR	AGAINST	ABSTAIN
Proposal 2: Applicable to Asset Allocation, Bond Index, LifePath, Money Market and S&P 500 Index Master Portfolios only

To approve a proposal to convert certain Master Portfolio’s investment objectives from fundamental to non-fundamental

[ ]	[ ]	[ ]

FOR	AGAINST	ABSTAIN
Proposal 3 : Applicable to Bond Index Master Portfolio only

To approve a proposal changing the benchmark index that the Bond Index Master Portfolio tracks from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index by changing the Bond Index Master Portfolio’s investment objective

[ ]	[ ]	[ ]

FOR	AGAINST	ABSTAIN
Proposal 4 : Applicable to LifePath Income and LifePath 2010 Master Portfolios only

To approve a proposal changing the asset allocation model of the LifePath Master Portfolios to increase the "normal" equity allocation percentage for each LifePath Master Portfolio that has reached its time horizon

[ ]	[ ]	[ ]

FOR	AGAINST	ABSTAIN
Proposal 5: Applicable to all Master Portfolios, except the Russell 2000 Index Master Portfolio or as otherwise noted in sub-section 5(I) below

To approve a proposal amending your Master Portfolio’s fundamental investment policies and converting certain others to non-fundamental policies:

To vote 100% of your votes FOR all of these items, just check this box:

5(A) Industry Concentration

5(B) Diversification

5(C) Borrowing Money

5(D) Issuing Senior Securities

5(E) Lending

5(F) Underwriting

5(G) Investments in Real Estate

5(H) Investments in Commodities and Commodity Contracts

5(I) Convert Fundamental Investment Policies to Non-Fundamental Investment Policies

(i) Puts, Calls, Straddles, etc. (Applies to Asset Allocation, Bond Index, Extended Index, Money Market, Russell 2000 Index and S&P 500 Index Master Portfolios only)

(ii) Oil, Gas and Mineral Interests (Applies to Asset Allocation, Bond Index, Extended Index, Money Market, Russell 2000 Index and S&P 500 Index Master Portfolios only)

(iii) Control or Management (Money Market Master Portfolio only)

(iv) Securities on Margin (Money Market Master Portfolio only)

(v) Securities on Margin (LifePath Master Portfolios only)
[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

IF YOU PLAN TO ATTEND THE ANNUAL MEETING PLEASE CHECK THIS BOX [ ]

Unless a contrary direction is indicated, the interests represented by this proxy ballot will be voted FOR approval of each of the proposals; if specific instructions are indicated, this proxy ballot will be voted in accordance with such instructions. If the total provided on any Proposal equals less that 100%, the differential will be voted FOR the Proposal. It the total provided on any Proposal exceeds 100%, the percentages will be adjusted, pro rata, to total 100%.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU ALSO MAY VOTE BY CALLING [________] TOLL-FREE. A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.

NOTE:  Please make sure that you complete, sign and date your proxy ballot.

Please sign exactly as your name(s) appear on your account.  When signing as a fiduciary, please give your full title as such.  Each joint owner should sign personally.  Corporate proxies should be signed in full corporate name by an authorized officer.

Date ____________, 2001

Signature _______________________

Signature _______________________